UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 17, 2006 (amending the report filed
January 23, 2006)
PROGRESS SOFTWARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	033-41752	04-2746201

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

14 Oak Park, Bedford, Massachusetts	01730

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code      (781) 280-4000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
     On January 23, 2006, Progress Software Corporation (“Progress”) filed a current report on Form 8-K with respect to the completion of its acquisition of Actional Corporation (“Actional”). In that report, Progress indicated its intention to file by amendment the required historical financial statements of Actional, as well as the required pro forma financial statements reflecting the acquisition of Actional. Progress has determined that no such historical or pro forma financial statements are required to be filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROGRESS SOFTWARE CORPORATION
Dated: May 1, 2006	By:	/s/ Norman R. Robertson
Norman R. Robertson
Senior Vice President, Finance and
Administration and Chief Financial Officer

3